UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

May 13, 2021

Date of Report (Date of earliest event reported)

SOCKET MOBILE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13810	94-3155066
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

39700 Eureka Drive

Newark, CA 94560

(Address of principal executive offices, including zip code)

(510) 933-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 Par Value per Share	SCKT	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 13, 2021, Socket Mobile, Inc. (the “Company”) held its virtual 2021 Annual Meeting of Stockholders for the following purposes:

Item 1 To elect seven directors to serve until their respective successors are elected;

Item 2 Advisory vote on executive compensation policies and practices as described in the annual meeting proxy;

Item 3 To ratify the appointment of Sadler, Gibb & Associates LLC as independent registered public accountants of the Company for the fiscal year ending December 31, 2021.

Only stockholders of record at the close of business on March 19, 2021 were entitled to notice of and to vote at the meeting. At the Record Date, 7,549,239 shares of Common Stock were issued and outstanding and each share of Common Stock was entitled to one vote. The Company had no other class of voting securities outstanding and entitled to vote at the meeting. A total of 4,193,523 shares or 55.6% of total shares outstanding were voted representing a quorum of stockholders entitled to vote at the meeting for the transaction of business.

RESULTS OF THE STOCKHOLDER VOTE:

Item 1 Election of Directors

Name	Votes For	Votes Withheld	Outcome
1. Charlie Bass	2,288,258	150,498	Elected
2. Kevin J. Mills	2,269,452	169,304	Elected
3. David W. Dunlap	2,299,832	138,924	Elected
4. Brenton Earl MacDonald	2,386,631	52,125	Elected
5. Bill Parnell	2,291,165	47,591	Elected
6. Ivan Lazarev	2,390,631	48,125	Elected
7, Lynn Zhao	2,269,384	169,372	Elected

Item 2. Advisory vote on executive compensation policies as described in the annual meeting proxy

Votes For	Votes Against	Votes Abstained	Outcome
2,297,242	99,108	42,406	Approved with an affirmative vote of 95.9% of votes cast

Item 3. Ratification of Sadler, Gibb & Associates LLC as Independent Public Accountants for Fiscal Year 2020

Votes For	Votes Against	Votes Abstained	Outcome
4,108,056	45,114	40,353	Approved with an affirmative vote of 98.9% of votes cast

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOCKET MOBILE, INC.

By:	/s/ Lynn Zhao
Name: Lynn Zhao Chief Financial Officer

Date: May 14, 2021